[Graphics of flags omitted]
                     GABELLI INTERNATIONAL GROWTH FUND, INC.

                        ANNUAL REPORT - DECEMBER 31, 1999

                          [Graphic of 4 stars omitted]

               MORNINGSTAR RATED(TM) GABELLI INTERNATIONAL GROWTH
            FUND 4 STARS OVERALL AND FOR THE THREE-YEAR PERIOD ENDED
                 12/31/99 AMONG 1104 INTERNATIONAL EQUITY FUNDS.

                                                 [Photo of Caesar Bryan omitted]

                                                                    Caesar Bryan

TO OUR SHAREHOLDERS,

      The fourth quarter of 1999 was an economically spectacular period, and the majority of the world's equity markets joined the party. Japan's TOPIX index rose by 18.9% while the French and German markets rose 22.2% and 27.2%, respectively. There were also some truly stunning moves. The Finnish market, powered by Nokia, rose 77.7%, while Hong Kong was up 33.3% and Sweden rose 34.8%. Rising commodities prices combined with low interest rates to power emerging markets. Brazil rose 53.6% and Turkey gained an amazing 124.9%. As usual, the United States provided the lead and global investors wisely followed the example of the Nasdaq Composite Index that soared to a gain of 48.2% in the last three months of the year. All of this took place against a backdrop of rising interest rates. Bond market returns were negative for the quarter.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 1999, The Gabelli International Growth Fund's (the "Fund") total return was 36.92%. The Lipper International Fund Average and Morgan Stanley Capital International EAFE Index of international markets had returns of 25.62% and 17.05% respectively, over the same period. The Morgan Stanley EAFE Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 52.42% for 1999. The Lipper International Fund Average and Morgan Stanley EAFE Index rose 40.86% and 27.30%, respectively, over the same twelve-month period.

      For the three-year period ended December 31, 1999, the Fund's total return averaged 24.28% annually versus average annual total returns of 18.30% and 16.06% for the Lipper International Fund Average and Morgan Stanley EAFE Index, respectively. Since inception on June 30, 1995 through December 31, 1999, the Fund had a cumulative total return of 157.61%, which equates to an average annual total return of 23.35%.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of December 31, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                                     Quarter
                                                  ------------------------------------------
                                                    1st         2nd         3rd        4th           Year
                                                    ---         ---         ---        ---           ----
  1999:   Net Asset Value ......................  $15.94      $16.38      $17.40      $22.82        $22.82
          Total Return .........................    2.0%        2.8%        6.2%       36.9%         52.4%
-------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ......................  $17.03      $17.58      $14.74      $15.63        $15.63
          Total Return .........................   18.3%        3.2%      (16.2)%      14.7%         17.4%
-------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ......................  $13.51      $14.67      $15.31      $14.40        $14.40
          Total Return .........................    0.7%        8.6%        4.4%       (5.9)%         7.3%
-------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ......................  $11.71      $12.55      $12.53      $13.42        $13.42
          Total Return .........................    6.6%        7.2%       (0.2)%       7.1%         22.2%
-------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ......................     __          __       $10.57      $10.98        $10.98
          Total Return .........................     __          __         5.7%(b)     3.9%          9.8%(b)
-------------------------------------------------------------------------------------------------------------

----------------------------------------------
Average Annual Returns - December 31, 1999 (a)
----------------------------------------------
  1 Year ............................   52.42%
  3 Year ............................   24.28%
  Life of Fund (b) ..................   23.35%
----------------------------------------------


                   Dividend History
-------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 27, 1999      $0.970            $22.06
December 28, 1998      $1.260            $15.49

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on June 30, 1995.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

OUR APPROACH

      We purchase attractively valued companies that we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

      COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI
        INTERNATIONAL GROWTH FUND, THE LIPPER INTERNATIONAL FUND AVERAGE
                        AND THE MORGAN STANLEY EAFE INDEX

[Line graph omitted--plot points as follows]

                Gabelli International  Lipper International  Morgan Stanley
                      Growth Fund          Fund Average         EAFE Index

      6/30/95           $10,000               $10,000            $10,000

      12/95             10,990                10,605             10,837

      12/96             13,429                12,132             11,314

      12/97             14,409                12,799             11,552

      12/98             16,912                14,465             13,000

      12/99             25,777                20,375             16,549

*Past performance is not predictive of future performance.

INTERNATIONAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.


                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/99

[Pie chart omitted--plot points as follows]

      Japan                    31.4%

      Other Europe             27.4%

      United Kingdom           16.2%

      Switzerland               9.9%

      France                    8.0%

      Canada                    2.4%

      Australia                 2.3%

      United States             1.4%

      South Africa              1.0%

COMMENTARY

      Certainly the last quarter of 1999, and the year as a whole, is going to be a hard act to repeat but we do retain a positive outlook towards international markets in 2000.

      Economic growth is gathering steam in Europe with improvements in various indicators of both business and consumer confidence. Most pleasing is the apparent improvement in Germany, the largest European economy and a recent laggard. The German market was given a shot in the arm at the end of the year when the Government announced plans to remove the capital gains tax of 50% on corporate equity holdings. This plan, if it goes into effect, will have a major impact on the German economy.

      Following World War II, German banks and insurance companies financed, and took major stakes in, many large companies. However, these stakes became static and prevented a reorganization of corporate Germany. We believe this proposal is a major step forward and will result in an improvement of the competitive position of the German economy.

      The Euro has now been in existence for one year. Its first year of life has largely been successful despite its fall from about 1.18 to the dollar to just over 1.00 during the year. This fall has helped improve Euroland's competitive position and we expect some recovery this year. But, more importantly, the introduction of the Euro is a necessary step to the creation of a single market. Companies in Europe are now busily consolidating various sectors. Merger and acquisition activity in Europe was at record levels in 1999, and we expect more of the same in 2000 to provide a solid support for equity markets.

      For example, the telecommunications sector is likely to consolidate further. At year-end, Vodafone's hostile bid for Mannesmann was just warming up. This combination, should it occur, would create the world's largest mobile phone company. As a result, we expect many of the smaller players in Europe will be purchased by a handful of larger companies seeking scale. We also expect further merger activity in many other industry sectors, particularly pharmaceuticals, media and broadcasting, and financial services.

      Japan is the only major industrialized country that is not experiencing rising interest rates. This is because their economy remains precariously positioned despite quite healthy growth earlier in the year. The Bank of Japan remains concerned that the economy cannot withstand higher interest rates and has therefore committed itself to a near-zero percent interest rate policy.

      The Tokyo equity market was a profitable place for investors in 1999, but strong performance was generated by a fairly narrow group of mostly technology and telecommunications companies. Valuations in these sectors are stretched, and for the Japanese market to continue to do well we would expect to see some broadening in the market.

      Across the board, equity valuations are extended relative to their history and to bond yields. Markets have little room for disappointment. Although interest rates have risen, equity markets appear prepared to believe this reflects more a return to normalcy following the Asian meltdown rather than a reaction to higher inflation. Inflation must continue to behave or central banks will have to tighten further. Free trade, global competition and advances in technology have kept consumer prices in check and labor shortages have appeared. Pricing in many industries is still very tight - just ask a product manager at a consumer products company.

      Looking ahead, we will continue to emphasize companies that have some pricing power, a differential product or franchise and growth potential. With markets probably experiencing greater volatility, we believe valuations will become increasingly important. We will continue to pay close attention to levels of valuation and remain extremely skeptical of valuations based on multiples of sales closer in number to my age than my child's. Also, in a more challenging environment, we will remain very diversified by stock sector and country.

WINNERS AND LOSERS

      During the fourth quarter of 1999, the Fund's telecommunications and technology stocks performed best. The big winners were Jafco (a Japanese financial services company) and NRJ (a French radio broadcaster), who rose 371% and 324%, respectively. Other tremendous gainers included Nokia (+113%), Asatsu (+106%), Sony (+98%) and STMicroelectronics (+96%). Some stocks continued to post negative returns, including pharmaceutical company Novartis (-1.5%) and consumer non-durable companies like Nestle (-2.4%). Overall, however, the Fund finished the quarter and year with winners far outweighing losers.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of December 31, 1999.

COMPAGNIE FINANCIERE RICHEMONT AG (RIFZ.S - $2,386.48 - ZURICH STOCK EXCHANGE) is one of the world's leading luxury goods companies with such brand names as Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. The company also has a major investment in tobacco. Richemont recently swapped its tobacco business, Rothmans International, in exchange for a 25% stake in B.A.T., the world's second largest tobacco company. Adjusted for its stake in B.A.T. and Vivendi, the French utility and media conglomerate, the market values its wholly owned luxury goods business at a significant discount to other luxury goods producers.

NINTENDO CO. LTD. (7974.T - $166.19 - TOKYO STOCK EXCHANGE) is best known for its hand-held game machine called Game Boy. Nintendo is expected to soon introduce its next generation Game Boy, which is likely to have interactive capabilities. In addition, the company is also expected to introduce a replacement for the Nintendo 64 system to be called Dolphin. Nintendo is the leading electronic games company with a very strong balance sheet and a large amount of net cash.

OBIC CO. LTD. (4684.T - $708.62 - TOKYO STOCK EXCHANGE) provides computer system integration, office automation, consultation, and system support services for small and medium size companies. The company also trades, sells, leases and maintains computer, peripheral and related systems in addition to developing customized software and network systems. Obic has sales ties with Fujitsu, Mitsubishi Electric, Hewlett-Packard, and IBM, and is also well positioned to benefit from proprietary software systems.

PEARSON PLC (PSON.L - $32.37 - LONDON STOCK EXCHANGE) is a leading global publisher with many strong brands. The company has tripled the size of its educational publishing unit through the Simon & Schuster acquisition as well as seen its Financial Times Group flourish both in print and electronically. Pearson will continue to grow as the company positions itself ahead of the trends that are shaping the industry. The company's television business continues to grow and its Internet content is strengthening.

SONY CORP. (6758.T - $296.56 - TOKYO STOCK EXCHANGE) develops and manufactures consumer and industrial electronic equipment. The company's products include audio and video equipment, televisions, displays, semiconductors, electronic components, computers and computer peripherals, and telecommunication equipment. Sony will focus on evolving digital network technology in its electronics business. In July, the Columbia House record and video club subsidiary announced plans to merge with CDNow. After the merger, Sony will have a 37% stake in the new company.

THK CO. LTD. (6481.T - $40.42 - TOKYO STOCK EXCHANGE) is a manufacturer of linear motion (rolling linear motion guide) systems for various industrial machines, including machine tools. In addition, the company also manufactures feed screws, special bearings and mechanical tools. THK controls 70% of the domestic market within Japan and 50% of the worldwide market.


TOKYO BROADCASTING SYSTEM INC. (9401.T - $33.87 - TOKYO STOCK EXCHANGE) is a media company, nationally broadcasting television and radio programs. The company is active in television program production, film production, recorded music, and both domestic and international cable television programming. Tokyo Broadcasting also produces and sells software, videotapes, CD-ROMs, and DVDs. The company is in the process of launching digital satellite broadcasting in a joint venture with Sumitomo and is also considering spinning off its radio and other production divisions.


VIVENDI (EX.PA - $90.30 - PARIS STOCK EXCHANGE) is France's largest environmental services company, engaged in water purification and distribution, energy, waste management, construction and communications. The group owns 44% of Cegetel, France's second largest telecommunications operator. Sales at Cegetel rose 90% in 1998 to $3.4 billion following the company's launch of long distance service and the boom in demand for mobile services. Only five percent of sales are generated in emerging markets.


VODAFONE AIRTOUCH PLC (VOD - $49.50 - NYSE) has created a dominant global mobile communications service provider through the completion of its recent acquisition of AirTouch in the United States. The company has grown its customer base by over two million subscribers over the past year to command upwards of 37% of the wireless market, with nearly half of those subscribers outside of the United Kingdom. Vodafone continues to engage in agreements and joint ventures on a global basis, including the announcement of the formation of a cellular operator in the United States with Bell Atlantic and GTE and a $550 million investment in nine of Japan's regional cellular operators. Vodafone AirTouch will also continue to position itself to benefit from the growth of data traffic over its network.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli International Growth Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com containsinformation about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GIGRX. Please call us during the business day for further information.

                                     Sincerely,

                                     /s/ signature

                                     CAESAR BRYAN
                                     President and Portfolio Manager

January 31, 2000

--------------------------------------------------------------------------------
                        TOP TEN HOLDINGS
                        DECEMBER 31, 1999
                        -----------------
    Jafco Co. Ltd.                                 Sony Corp.
    Vivendi                                        NRJSA
    Compagnie Financiere Richemont AG              OBICCo. Ltd.
    Telecom Italia Mobile SpA                      Vodafone AirTouch plc
    Invik & Co. AB                                 Fujitsu Ltd.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                        MARKET
  SHARES                                                COST            VALUE
----------                                            --------         --------

             COMMON STOCKS -- 97.9%
             BROADCASTING -- 8.1%
     6,500   Audiofina ............................. $ 283,543         $491,034
    77,000   Granada Group plc .....................   581,757          780,473
     2,000   Nippon Broadcasting
             System Inc. ...........................   161,709          174,219
     1,650   NRJ SA ................................   241,087        1,135,952
    70,000   Publishing & Broadcasting Ltd.            383,396          534,457
    25,000   Tokyo Broadcasting
             System Inc. ...........................   286,515          846,628
                                                     ---------       ----------
                                                     1,938,007        3,962,763
                                                     ---------       ----------
             BUILDING AND CONSTRUCTION -- 2.0%
    45,000   CRH plc ...............................   581,567          969,075
                                                     ---------       ----------
             BUSINESS SERVICES -- 7.4%
    10,000   Asatsu-DK Inc. ........................   329,296          675,345
     2,200   Benesse Corp. .........................   477,407          529,705
     5,833   Reuters Group plc, ADR ................   434,245          471,379
     6,000   Secom Co. Ltd. ........................   354,484          660,664
    14,100   Vivendi ...............................   912,796        1,273,230
                                                     ---------       ----------
 2,508,228                                                            3,610,323
                                                     ---------       ----------
             CABLE -- 2.3%
     5,375   NTL Inc.+ ............................   372,583          670,531
    81,818   TeleWest Communications plc+249,296 ...   436,461
                                                     ---------       ----------
                                                       621,879        1,106,992
                                                     ---------       ----------
             COMMUNICATIONS EQUIPMENT -- 4.2%
     3,500   Mannesmann AG .........................   541,973          853,141
     3,500   Nokia Corp., Cl. A, ADR ...............   450,600          665,000
    10,000   Telelogic AB+ .........................   381,961          531,265
                                                     ---------       ----------
                                                     1,374,534        2,049,406
                                                     ---------       ----------
             COMPUTER SOFTWARE AND SERVICES -- 7.5%
     4,000   Aspiro Information AB .................   114,771          166,902
     6,000   Capcom Co. Ltd. .......................   323,174          320,055
     5,000   Cresco Ltd. ..........................    416,892          577,469
     3,000   Comptel Oyj+ ..........................    57,148          211,039
    20,000   Frontec AB, Cl. B+ ....................   165,538          265,632
     6,000   NetCom ASA+ ...........................   244,565          299,420
     1,600   Obic Co. Ltd. .........................   207,263        1,133,797
     5,000   Square Co. Ltd. .......................   308,124          342,566
     5,000   Sumisho Computer
             Systems Corp. .........................   283,623          344,524
                                                     ---------       ----------
                                                     2,121,098        3,661,404
                                                     ---------       ----------
             CONSUMER PRODUCTS -- 6.8%
     2,500   Christian Dior SA .....................   375,174          619,459
       520   Compagnie Financiere
             Richemont AG, Cl. A ...................   729,379        1,240,972



                                                                        MARKET
  SHARES                                                 COST           VALUE
----------                                            --------         --------
     5,000   Nintendo Co. Ltd. .....................$  462,905        $ 830,968
       550   Swatch Group AG .......................   334,134          633,486
                                                     ---------       ----------
                                                     1,901,592        3,324,885
                                                     ---------       ----------
             ELECTRONICS -- 6.1%
    23,000   Fujitsu Ltd. ..........................   716,830        1,049,036
     4,000   Sony Corp. ............................   654,791        1,186,258
     5,000   STMicroelectronics NV .................   427,636          769,539
                                                      ---------       ----------
                                                     1,799,257        3,004,833
                                                      ---------       ----------
             ENERGY AND UTILITIES -- 1.5%
    46,000   BP Amoco plc ..........................   337,165          462,541
     1,944   TotalFina SA, Cl. B ...................   245,070          259,448
                                                     ---------       ----------
                                                       582,235          721,989
                                                     ---------       ----------
             ENTERTAINMENT -- 0.5%
     1,000   Avex Inc. .............................   154,349          249,584
                                                     ---------       ----------
             EQUIPMENT AND SUPPLIES -- 1.7%
    21,000   THK Co. Ltd. ..........................   511,843          848,879
                                                     ---------       ----------
             FINANCIAL SERVICES -- 13.2%
     1,500   Allianz AG ............................   508,573          503,877
    22,005   Bank of Ireland .......................   165,882          175,101
    25,000   Bank of Scotland ......................   269,806          290,350
    35,000   Canada Life Financial Corp.+ ..........   415,988          541,912
    10,000   Invik & Co. AB, Cl. B .................   502,346        1,187,118
     4,000   Jafco Co. Ltd. ........................   266,599        1,428,991
    60,000   Nikko Securities Co. Ltd. .............   614,611          759,323
    23,000   Prudential Corp. plc ..................   350,953          453,253
    15,000   Schroders plc .........................   438,989          301,900
       350   Shohkoh Fund & Co. Ltd. ...............   215,401          138,568
    23,000   Skandia Forsakrings AB ................   174,411          694,758
                                                     ---------       ----------
                                                     3,923,559        6,475,151
                                                     ---------       ----------
             FOOD AND BEVERAGE -- 1.3%
     7,000   Nestle SA, ADR ........................   491,469          641,179
                                                     ---------       ----------
             HEALTH CARE -- 8.1%
    14,126   AstraZeneca plc, London ...............   544,796          597,715
     2,500   AstraZeneca plc, Stockholm ............   112,545          103,702
    23,000   Glaxo Wellcome plc ....................   495,769          650,158
       525   Novartis AG ...........................   665,135          770,866
        60   Roche Holding AG ......................   605,517          712,177
     8,000   Sanofi-Synthelabo SA ..................   390,237          333,118
    30,000   SmithKline Beecham plc ................   436,957          382,826
     8,000   Takeda Chemical
              Industries Ltd. ......................   462,407          395,419
                                                      ---------       ----------
                                                     3,713,363        3,945,981
                                                     ---------       ----------

                 See accompanying notes to financial statements.

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                         MARKET
  SHARES                                                  COST           VALUE
----------                                              --------        --------

             COMMON STOCKS (CONTINUED)
             METALS AND MINING -- 1.5%
     1,500   Anglogold Ltd. ........................  $   72,282      $   77,157
     5,000   Anglogold Ltd., ADR ...................     113,375         128,438
    31,081   Antofagasta Holding plc ...............     179,741         217,639
    37,500   Harmony Gold
               Mining Co. Ltd. .....................     181,434         240,658
     7,500   Harmony Gold
               Mining Co. Ltd., ADR ................      46,406          47,109
                                                      ----------      ----------
                                                         593,238         711,001
                                                      ----------      ----------
             PUBLISHING -- 7.3%
    30,000   Arnoldo Mondadori
               Editore SpA .........................     305,467         951,851
    91,573   Independent News &
               Media plc ...........................     497,518         600,462
    60,037   News Corp. Ltd. .......................     352,016         582,937
    30,000   Pearson plc ...........................     416,954         971,118
    24,000   Schibsted ASA .........................     417,771         446,136
                                                      ----------      ----------
                                                       1,989,726       3,552,504
                                                      ----------      ----------
             TELECOMMUNICATIONS -- 11.1%
     5,000   Alcatel SA, ADR .......................     217,584         225,000
    42,000   Cable & Wireless plc ..................     509,850         711,669
        15   DDI Corp. .............................     210,186         205,540
     5,000   Helsingin Puhelin Oyj .................     341,825         416,498
        16   Japan Telecom Co. Ltd. ................     242,626         642,067
     1,500   KDD Corp. .............................     204,836         207,889
     9,000   KPN NV .................................    479,285         878,423
        38   Nippon Telegraph &
               Telephone Corp. .....................     338,897         650,876
    25,000   Panafon Hellenic
               Telecom SA, GDR .....................     286,500         320,625
    15,000   Rogers Communications
               Inc., Cl. B+ ........................     271,211         366,817
    10,000   Rogers Communications
              Inc., Cl. B, ADR+ ....................     194,125         247,500
    22,205   Telefonica SA .........................     343,462         554,677
                                                      ----------      ----------
                                                       3,640,387       5,427,581
                                                      ----------      ----------
             TRANSPORTATION -- 0.3%
    15,637   MIF Ltd.+ .............................     188,903         156,068
                                                      ----------      ----------
             WIRELESS COMMUNICATIONS -- 7.0%
        23   NTT Mobile Communication
              Network Inc. .........................     468,783         884,702
    10,000   Partner Communications
              Co. Ltd., ADR+ .......................     135,000         258,750
   110,000   Telecom Italia Mobile SpA .............     575,478       1,228,745
    21,675   Vodafone AirTouch plc, ADR ............     249,422       1,072,913
                                                      ----------      ----------
                                                       1,428,683       3,445,110
                                                      ----------      ----------
              TOTAL COMMON STOCKS ..................  30,063,917      47,864,708
                                                      ----------      ----------



                                                                       MARKET
  SHARES                                                 COST          VALUE
----------                                             --------        --------

             PREFERRED STOCK -- 0.6%
             BROADCASTING -- 0.6%
     5,000   Prosieben Media AG, Pfd. ..............  $  284,787    $   290,592
                                                      -----------   -----------
             TOTAL
              INVESTMENTS -- 98.5% .................. $30,348,704    48,155,300
                                                      ===========
             OTHER ASSETS AND
              LIABILITIES (NET) -- 1.5% .........................       728,150
                                                                    -----------
             NET ASSETS -- 100.0%
              (2,142,181 shares outstanding) ....................   $48,883,450
                                                                    ===========
             NET ASSET VALUE,
              OFFERING AND REDEMPTION
              PRICE PER SHARE ...................................        $22.82
                                                                         ======
              For Federal tax purposes:
              Aggregate cost ....................................   $30,371,021
                                                                    ===========
              Gross unrealized appreciation .....................   $18,230,578
              Gross unrealized depreciation .....................      (446,299)
                                                                    -----------
              Net unrealized appreciation .......................   $17,784,279
                                                                    ===========
    ------------------------
    +     Non-income producing security.
    ADR - American Depositary Receipt.
    GDR - Global Depositary Receipt.
                                       % OF
                                      MARKET      MARKET
    GEOGRAPHIC DIVERSIFICATION         VALUE      VALUE
    --------------------------       --------  ------------
    Europe                             61.5%    $29,624,848
    Japan                              31.4%     15,092,936
    North America                       3.8%      1,826,760
    Asia/Pacific Rim                    2.3%      1,117,394
    South Africa                        1.0%        493,362
                                     -------    -----------
                                      100.0%    $48,155,300
                                     =======    ===========

                 See accompanying notes to financial statements.

                     GABELLI INTERNATIONAL GROWTH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost $30,348,704) ..   $ 48,155,300
   Dividends, interest and reclaims receivable         12,565
   Receivable for investments sold ...........      1,230,542
   Receivable for Fund shares sold ...........        550,712
   Deferred organizational expenses ..........          9,605
                                                 ------------
   TOTAL ASSETS ..............................     49,958,724
                                                 ------------
LIABILITIES:
   Payable for investments purchased .........        205,322
   Payable for Fund shares redeemed ..........        237,285
   Payable for investment advisory fees ......         37,849
   Payable for distribution fees .............          9,462
   Payable to custodian (includes $500,000
     from line of credit) ....................        524,986
   Other accrued expenses ....................         60,370
                                                 ------------
   TOTAL LIABILITIES .........................      1,075,274
                                                 ------------
   NET ASSETS applicable to 2,142,181
     shares outstanding ......................   $ 48,883,450
                                                 ============
NET ASSETS CONSIST OF:
   Capital stock, at par value ...............         $2,142
   Additional paid-in capital ................     31,101,110
   Distributions in excess of net realized
     gain on investments and foreign
     currency transactions ...................        (22,317)
   Net unrealized appreciation on investments
     and foreign currency transactions .......     17,802,515
                                                 ------------
   TOTAL NET ASSETS ..........................   $ 48,883,450
                                                 ============
   NET ASSET VALUE, offering and redemption
     price per share ($48,883,450 / 2,142,181
     shares outstanding; 1,000,000,000 shares
     authorized of $0.001 par value) .........         $22.82
                                                       ======


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends (net of foreign taxes of $42,484)   $    404,566
   Interest ..................................          4,119
                                                 ------------
   TOTAL INVESTMENT INCOME ...................        408,685
                                                 ------------
EXPENSES:
   Investment advisory fees ..................        318,448
   Distribution fees .........................         79,635
   Custodian fees ............................         45,172
   Legal and audit fees ......................         42,550
   Shareholder services fees .................         37,401
   Registration fees .........................         24,699
   Shareholder communications expenses .......         21,971
   Organizational expenses ...................         19,699
   Directors' fees ...........................          5,491
   Interest expense ..........................          7,750
   Miscellaneous expenses ....................          2,304
                                                 ------------
   TOTAL EXPENSES ............................        605,120
                                                 ------------
   NET INVESTMENT LOSS .......................       (196,435)
                                                 ------------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
   Net realized gain on investments and
     foreign currency transactions ...........      2,185,222
   Net change in unrealized appreciation
     on investments and foreign currency
     transactions ............................     14,084,470
                                                 ------------
   NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS AND FOREIGN
     CURRENCY TRANSACTIONS ...................     16,269,692
                                                 ------------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .........................   $ 16,073,257
                                                 ============


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          YEAR ENDED            YEAR ENDED
                                                                       DECEMBER 31, 1999    DECEMBER 31, 1998
                                                                       -----------------    -----------------
OPERATIONS:
   Net investment loss ................................................  $   (196,435)         $    (39,965)
   Net realized gain on investments and foreign currency transactions .     2,185,222             2,058,312
   Net change in unrealized appreciation on investments and
     foreign currency transactions ....................................    14,084,470               749,979
                                                                         ------------          ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............    16,073,257             2,768,326
                                                                         ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   In excess of net investment income .................................      (205,615)              (54,801)
   Net realized gain on investments ...................................    (1,788,353)           (1,976,054)
                                                                         ------------          ------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ................................    (1,993,968)           (2,030,855)
                                                                         ------------          ------------
CAPITAL SHARE TRANSACTIONS:
   Net increase in net assets from capital share transactions .........     8,013,353             7,920,259
                                                                         ------------          ------------
   NET INCREASE IN NET ASSETS .........................................    22,092,642             8,657,730
NET ASSETS:
   Beginning of period ................................................    26,790,808            18,133,078
                                                                         ------------          ------------
   End of period ......................................................  $ 48,883,450          $ 26,790,808
                                                                         ============          ============

                 See accompanying notes to financial statements.

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli International Growth Fund, Inc. (the "Fund") was organized on May 25, 1994 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on June 30,1995.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counter parties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 1999, reclassifications were made to decrease distributions in excess of net investment income for $401,743 and decrease accumulated net realized gain on investments and foreign currency transactions for $394,198 with an offsetting adjustment to additional paid-in capital.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $79,635, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. ORGANIZATIONAL EXPENSES. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 1999, other than short term securities, aggregated $29,028,705 and $23,740,981, respectively.

7. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1999, the Fund paid brokerage commissions of $170 to Gabelli & Company, Inc. and its affiliates.

8. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were $500,000 of borrowings outstanding at December 31, 1999.

The average daily amount of borrowings outstanding within the year ended December 31, 1999, was $144,521, with a related weighted average interest rate of 5.73%. The maximum amount borrowed at any time during the year ended December 31, 1999 was $1,700,000.

9. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                          YEAR ENDED                        YEAR ENDED
                                                       DECEMBER 31, 1999                 DECEMBER 31, 1998
                                                     -------------------------       -------------------------
                                                      SHARES         AMOUNT            SHARES         AMOUNT
                                                     ----------   ------------       ---------     -----------
Shares sold .......................................   2,150,702   $ 37,651,819       2,674,592     $45,153,618
Shares issued upon reinvestment of dividends ......      87,158      1,922,544         126,101       1,953,306
Shares redeemed ...................................  (1,809,612)   (31,561,010)     (2,345,920)    (39,186,665)
                                                     ----------   ------------       ---------     -----------
   Net increase ...................................     428,248   $  8,013,353         454,773     $ 7,920,259
                                                     ==========   ============       =========     ===========

10. NEW SHARE  CLASSES.  On March 9, 1999,  the Board of  Directors  of the Fund
approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund -- Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares) to be effective upon the commencement of the offering of the New Share Classes. The New Share Classes are currently not being offered to the public.

GABELLI INTERNATIONAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                                                      YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------------------
                                               1999            1998             1997            1996            1995+
                                            ----------      ----------       ----------      ----------      ----------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ...   $15.63        $  14.40          $  13.42        $  10.98         $10.00
                                            ----------      ----------       ----------      ----------      ----------
   Net investment loss ....................    (0.09)          (0.02)            (0.13)          (0.15)(a)      (0.03)(a)
   Net realized and unrealized gain
     on investments .......................     8.25            2.51              1.11            2.59           1.01
                                            ----------      ----------       ----------      ----------      ----------
   Total from investment operations .......     8.16            2.49              0.98            2.44           0.98
                                            ----------      ----------       ----------      ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ..................    (0.10)          (0.03)               --              --             --
   Net realized gain on investments .......    (0.87)          (1.23)               --              --             --
                                            ----------      ----------       ----------      ----------      ----------
   Total distributions ....................    (0.97)          (1.26)               --              --             --
                                            ----------      ----------       ----------      ----------      ----------
   NET ASSET VALUE, END OF PERIOD .........   $22.82        $  15.63          $  14.40        $  13.42         $10.98
                                            ==========      ==========       ==========      ==========      ==========
   Total return++ .........................    52.4%           17.4%              7.3%          22.2%           9.8%
                                            ==========      ==========       ==========      ==========      ==========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's)      $48,883         $26,791           $18,133        $12,815         $2,096
   Ratio of net investment loss
     to average net assets (c)                 (0.62)%         (0.14)%           (0.82)%        (1.21)%        (1.19)%(b)
   Ratio of operating expenses
     to average net assets (c)                  1.90%           1.98%             2.46%          2.72%          2.75%(b)
   Portfolio turnover rate                        74%             52%               63%            55%            30%

--------------------------------

 +  From commencement of investment operations on June 30, 1995.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Based on average month-end shares outstanding.
(b) Annualized.
(c) The Fund incurred interest expense for the years ended December 31, 1999, 1998and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.88%, 1.96% and 2.44%, respectively. During the periods ended December 31, 1996 and 1995, the Adviser voluntarily reimbursed certain expenses. Before reimbursement, the ratios of operating expenses and net investment loss to average net assets would have been 3.62% and (2.12)% for 1996 and 8.10% and (6.54)% for 1995 (annualized), respectively.

                 See accompanying notes to financial statements.

GABELLI INTERNATIONAL GROWTH FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Gabelli International Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Gabelli International Growth Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli International Growth Fund, Inc. as of December 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                         /s/ Signature
                                         Ernst & Young, LLP

New York, New York
February 11, 2000


--------------------------------------------------------------------------------
                   1999 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended December 31, 1999, the Fund paid to shareholders, on December 27, 1999, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $0.50 per share and long term capital gains totaling $0.47 per share. For the fiscal year ended December 31, 1999, none of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal year 1999 which was derived from U.S. Treasury securities was 0.49%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli International Growth Fund did not meet this strict requirement in 1999. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

                     GABELLI INTERNATIONAL GROWTH FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

        Mario J. Gabelli, CFA                 Werner J. Roeder, MD
        CHAIRMAN AND CHIEF                    MEDICAL DIRECTOR
        INVESTMENT OFFICER                    LAWRENCE HOSPITAL
        GABELLI ASSET MANAGEMENT INC.

        Anthony J. Colavita                   Anthonie C. van Ekris
        ATTORNEY-AT-LAW                       MANAGING DIRECTOR
        ANTHONY J. COLAVITA, P.C.             BALMAC INTERNATIONAL, INC.

        Karl Otto Pohl
        FORMER PRESIDENT
        DEUTSCHE BUNDESBANK



                         OFFICERS AND PORTFOLIO MANAGERS

        Caesar Bryan                         Bruce N. Alpert
        PRESIDENT AND                        VICE PRESIDENT
        PORTFOLIO MANAGER                    AND TREASURER

        James E. McKee
        SECRETARY


                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                             Willkie Farr &Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB009Q499SR





                                                [photo of Mario Gabelli omitted]



GABELLI
INTERNATIONAL
GROWTH
FUND,
INC.



                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1999